Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,762.00
Total Transaction Valuation	20,000,000.00
Total Offset Amount	0
Net Fee	$ 2,762.00